UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive

Plainsboro, NJ 08536

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 14, 2015, the United States Food and Drug Administration (the “FDA”) issued a letter to Integra LifeSciences Corporation, a wholly-owned subsidiary of Integra LifeSciences Holdings Corporation (the “Company”) informing the Company that it had addressed the violations in the FDA warning letter dated February 13, 2013 related to the Company’s medical devices manufacturing facility in Añasco, Puerto Rico (the “Añasco Facility”) and that such warning letter had been closed out effective January 14, 2015. A copy of the letter dated January 14, 2015 relating to the resolution of the warning letter matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The press release issued by the Company on January 20, 2015 announcing the resolution of the FDA warning letter related to the Añasco Facility is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter, dated January 14, 2015, from the United States Food and Drug Administration to Integra LifeSciences Corporation

99.2	Press release issued January 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: January 20, 2015	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Letter, dated January 14, 2015, from the United States Food and Drug Administration to Integra LifeSciences Corporation

99.2	Press release issued January 20, 2015